UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	February 18, 2019

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

2019 Performance Stock Unit Awards

At meetings of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") and the Board held on February 18, 2019 and February 19, 2019, respectively, the Committee and the Board approved the grant of performance stock units (“2019 PSUs”) to specified senior managers of the Company, including the Company’s executive officers. The 2019 PSUs are designed to provide shares of Company common stock to the holder based upon the Company’s achievement during the 2019-2021 period (the “Performance Period”) with respect to two financial performance measures. In addition, the number of shares ultimately to be provided to the holder will be subject to modification based upon the Company’s total stockholder return relative to a designated group of public companies (the “TSR Multiplier”).
The two financial performance measures and the TSR Multiplier criteria with respect to the 2019 PSUs are substantively the same as those pertaining to performance stock units granted on June 22, 2018 (“2018 PSUs”), and are described in the Current Report on Form 8-K filed by the Company on June 28, 2018 (the “June 2018 Form 8-K”). The applicable threshold, target and maximum awards for the 2019 PSUs differ from those applicable to the 2018 PSUs.
In conjunction with the grant of the 2019 PSUs, the Board and the Committee determined to make performance stock units a component of the Company's equity incentive compensation program. Performance stock units granted in future years may provide for awards based on the two financial measures referenced above or on other financial measures, and may be subject to the TSR Modifier, another type of modifier or no modification.
The table below sets forth, for each executive officer of the Company, the 2019 PSU dollar amount of the target award opportunity and number of shares issuable under the 2019 PSUs, assuming target performance with respect to the two financial measures and without giving effect to the TSR Modifier.

Name	Dollar Amount of 2019 PSU Target Award Opportunity	Number of Shares Issuable Based On 2019 PSU Target Award
Liam J. Kelly	$830,000	3,014
Thomas E. Powell	$390,000	1,416
James J. Leyden	$180,000	654
Cameron P. Hicks	$120,000	436
Karen Boylan	$65,000	236

The 2019 PSUs represent approximately 20% of each listed executive officer’s 2019 equity incentive award opportunity, assuming target performance and without giving effect to the TSR Modifier.
Target performance with regard to one of the financial measures, which is based on average constant currency revenue growth during the Performance Period, is 6.4%. Information with respect to performance targets for the other financial measure, which is based on average adjusted earnings per share growth, is not considered material to an understanding of the Company’s compensation arrangements and is not addressed in this report because it represents confidential business or financial information that the Company does not otherwise disclose to the public. Disclosing the information could cause significant competitive harm to Teleflex. The Company believes that the performance target for the Average Adjusted EPS Growth financial measure was set at an appropriate level to be challenging, but sufficiently realistic to motivate the performance of the Company’s senior management. Information with respect to the minimum, target and maximum payout opportunities, and the actual number of shares awarded with respect to this financial measure, will be disclosed in the Company’s proxy statement for the annual meeting in the year following conclusion of the Performance Period.

Supplemental Segment Financial Information and Supplemental Global Product Information

In its Annual Report on Form 10-K for the year ended December 31, 2018, the Company disclosed that, during the first quarter of 2019, the Company changed its segment presentation, and as a result, the Company now has four operating segments, all of which also are reportable segments: Americas, EMEA, Asia and OEM. The change was made to reflect the change in the manner in which the Company’s chief operating decision maker (the Chief Executive Officer) reviews financial information for purposes of assessing business performance and allocating resources. To facilitate investors’ understanding of the effect of the change in segments, the Company, on February 21, 2019, made available through its website supplemental information (the "Supplemental Segment Financial Information") regarding net revenues from external customers for the quarters ended April 2, 2017, July 2, 2017, October 1, 2017, December 31, 2017, April 1, 2018, July 1, 2018, September 30, 2018 and December 31, 2018, and for the years ended December 31, 2016, 2017 and 2018, on a basis that was recast to reflect the Company's current segments.

In addition, effective January 1, 2018, the Company adopted Financial Accounting Standards Board Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers” (“ASC 606). In accordance with ASC 606, the Company has included, in its 2018 Quarterly Reports on Form 10-Q and in its Annual Report on Form 10-K for the year ended December 31, 2018, revenue by global product category for each of the annual and interim periods addressed by those reports. The revenue by product category information in the above-referenced periodic reports did not address the impact of translating international product revenues at different currency exchange rates from period to period. To facilitate a comparison of the Company’s sales by product category exclusive of currency exchange rate fluctuations, the Company, on February 21, 2019, made available through its website supplemental information regarding net revenues by global product category from external customers (the "Supplemental Global Product Information"). The Supplemental Global Product Information includes, among other things, information regarding the percentage increase or decrease in net revenues by global product category in the 2018 periods as compared to the respective 2017 periods, the percentage increase or decrease in such net revenues attributable to currency exchange rate fluctuations and the percentage increase or decrease in such net revenues exclusive of the percentage attributable to currency exchange rate fluctuations (“Constant Currency Revenue Growth”).

Constant Currency Revenue Growth is a Non-GAAP financial measure. Information reconciling Constant Currency Revenue Growth to the percentage increase or decrease in net revenue growth by global product category from external customers (“GAAP Revenue Growth”), the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles, is included in the Supplemental Global Product Information. Constant Currency Revenue Growth is presented in addition to GAAP Revenue Growth and should not be relied upon as a substitute for GAAP Revenue Growth. Moreover, Constant Currency Revenue Growth may not be comparable to similarly titled measures used by other companies.

A copy of the Supplemental Segment Financial Information and Supplemental Global Product Information is furnished as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
        99.1    Supplemental Segment Financial Information and Supplemental Global Product Information

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2019	TELEFLEX INCORPORATED By: /s/ Liam J. Kelly Name: Liam J. Kelly Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Segment Financial Information and Supplemental Global Product Information